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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A Amendment No. 1, into Electro Scientific Industries, Inc. and subsidiaries previously filed Form S-8 and Form S-3 Registration Statements File Nos., 2-91731, 33-2623, 33-2624, 33-34098, 33-37148, 33-46970, 33-58292, 33-70584, 33-63705, 33-65477, 333-16485,
333-16487 and 333-29513.



                                                           ARTHUR ANDERSEN LLP




Portland, Oregon
August 15, 1997


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